PROPERTY, EQUIPMENT AND INTANGIBLE ASSETS, NET - Summary of Estimated Amortization Expenses for Intangible Assets (Details)	Dec. 31, 2021 USD ($)
Property Equipment And Intangible Assets [Abstract]
2022	$ 16,732
2023	16,732
2024	16,732
2025	16,732
2026	16,732
Total	$ 83,660